MUNIYIELD
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND II, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              October 31, 1999

MuniYield California Insured Fund II, Inc.

DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.857 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.52%, based on a month-end per share net asset value of $13.14. Over the same period, the total investment return on the Fund's Common Stock was -10.76%, based on a change in per share net asset value from $16.25 to $13.14, and assuming reinvestment of $1.053 per share ordinary income dividends and $0.454 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -11.38%, based on a change in per share net asset value from $15.27 to $13.14, and assuming reinvestment of $0.407 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 2.71%; Series B, 3.11%; and Series C, 2.99%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the 12-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even

MuniYield California Insured Fund II, Inc.                      October 31, 1999

more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six-month period ended October 31, 1999, we managed the Fund with the intent of sustaining an attractive level of tax-exempt income for our shareholders. Our strategy was to remain invested in the highest-yielding bonds that we could purchase without sacrificing credit quality. Unfortunately, during the six-month period, tax-exempt interest rates increased about 90 basis points. While this caused the Fund's net asset value to drop, it gave us the opportunity to purchase bonds with higher yields, increasing the Fund's income.

Looking ahead, we believe that the back up in interest rates has been excessive relative to the amount of inflation that is evident in the economy. Therefore, with interest rates at what we believe to be attractive levels, we will invest the remainder of the Fund's cash reserves in an effort to increase the tax-exempt income of the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

December 2, 1999

MuniYield California Insured Fund II, Inc.                      October 31, 1999

PROXY RESULTS

During the six-month period ended October 31, 1999, MuniYield California Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted    Shares Voted   Shares Voted
                                                                              For           Against        Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary of the Fund.      9,759,469        428,548        674,638
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1999, MuniYield California Insured Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposal. The proposal was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted    Shares Voted   Shares Voted
                                                                              For           Against        Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary of the Fund as follows:
                                            Series A                            289            44            10
                                            Series B                            339            47            26
                                            Series C                            354             0            38
------------------------------------------------------------------------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................        84.5%
AA/Aa .............................................................         6.4
A/A ...............................................................         1.6
NR (Not Rated) ....................................................         1.2
Other+ ............................................................         5.6
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

MuniYield California Insured Fund II, Inc.                      October 31, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
INFLOS   Inverse Floating Rate Municipal Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes

MuniYield California Insured Fund II, Inc.                      October 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
California--97.3%
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*       $ 3,500    ABAG Finance Authority for Nonprofit Corporations, California, COP
                               (Children's Hospital Medical Center), 6% due 12/01/2029 (a)                                $    3,471
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,110    ABC, California, Unified School District, GO, Series A, 4.75% due
                               8/01/2022 (c)                                                                                   1,771
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    Alameda Corridor, California, Transportation Authority Revenue Bonds,
                               Series 1999-A, 6.289%** due 10/01/2030 (h)                                                      1,523
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,000    Alameda County, California, Water District Revenue Refunding Bonds, 4.75% due
                               6/01/2020 (h)                                                                                   2,554
------------------------------------------------------------------------------------------------------------------------------------
                               Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                               (Public Improvement Projects), Sub-Series C (f):
AAA       Aaa         5,000      5.38%** due 9/01/2027                                                                           924
AAA       Aaa        21,885      5.24%** due 9/01/2035                                                                         2,450
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,985    Arcadia, California, Unified School District, GO, Series B, 6.50% due
                               7/01/2015 (c)                                                                                   2,135
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,450    Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (h)                  1,503
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         6,000    California Educational Facilities Authority Revenue Bonds, RITR, AMT, Series 37,
                               6.97% due 4/01/2028 (a)(i)                                                                      5,248
------------------------------------------------------------------------------------------------------------------------------------
                               California Educational Facilities Authority, Revenue Refunding Bonds:
NR*       Aa1         3,000    (Claremont McKenna College), 5% due 11/01/2029                                                  2,570
NR*       Aa2         2,750    RIB, Series 147, 7.47% due 10/01/2027 (i)                                                       2,386
------------------------------------------------------------------------------------------------------------------------------------
                               California HFA, Home Mortgage Revenue Bonds, AMT:
AAA       Aaa         1,500      Series E, 6.15% due 8/01/2025 (h)                                                             1,511
AA-       Aa2         3,660      Series F-1, 7% due 8/01/2026 (d)                                                              3,796
AA-       Aa2           215      Series H, 7.50% due 8/01/2025 (d)                                                               217
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa3         2,500    California HFA, M/F Housing III Revenue Refunding Bonds, AMT, Series A,
                               5.375% due 8/01/2028                                                                            2,222
------------------------------------------------------------------------------------------------------------------------------------
A+        Aa2         3,800    California HFA, Revenue Bonds, RIB, AMT, Series B-2, 8.879% due 8/01/2023 (d)(i)                4,071
------------------------------------------------------------------------------------------------------------------------------------
                               California Health Facilities Finance Authority Revenue Bonds:
NR*       Aaa         6,625      (Kaiser Permanente), RIB, Series 152, 7.47% due 6/01/2022 (f)(i)                              5,795
AAA       NR*         8,750      (Kaiser Permanente), RITR, Series 26, 7.445% due 6/01/2022 (f)(i)                             7,654
AAA       Aaa        10,000      (Sutter Health), Series A, 5.375% due 8/15/2030 (h)                                           9,036
------------------------------------------------------------------------------------------------------------------------------------
                               California Health Facilities Finance Authority, Revenue Refunding Bonds
                               (Adventist Hospital), VRDN (h)(j):
A1+       VMIG1+      5,800      Series A, 3.55% due 9/01/2028                                                                 5,800
A1+       VMIG1+        900      Series B, 3.55% due 9/01/2028                                                                   900
------------------------------------------------------------------------------------------------------------------------------------
                               California Pollution Control Financing Authority, PCR, Refunding, VRDN (j):
A1+       NR*        10,200      (Pacific Gas and Electric), Series F, 3.55% due 11/01/2026                                   10,200
A1        VMIG1+        700      (Southern California Edison), Series A, 3.60% due 2/28/2008                                     700
------------------------------------------------------------------------------------------------------------------------------------
NR*       P1            100    California Pollution Control Financing Authority, Resource Recovery Revenue Bonds
                               (Delano Project), VRDN, AMT, 3.55% due 8/01/2019 (j)                                              100
------------------------------------------------------------------------------------------------------------------------------------
                               California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                               (Mortgage Backed Securities Program), AMT:
AAA       NR*         5,000      Series A, 5.40% due 12/01/2030 (k)                                                            4,495
NR*       Aaa         1,000      Series A-1, 6.90% due 12/01/2024 (e)(g)                                                       1,064
------------------------------------------------------------------------------------------------------------------------------------
                               California State, GO:
AAA       Aaa        33,000      6.25% due 10/01/2019 (h)                                                                     35,293
AAA       Aaa        20,000      4.50% due 12/01/2024 (c)                                                                     15,958
------------------------------------------------------------------------------------------------------------------------------------

MuniYield California Insured Fund II, Inc.                      October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
                               California State, GO, Refunding:
AAA       Aaa       $ 6,000      4.75% due 2/01/2020 (c)                                                                  $    5,114
AA-       Aa3         2,000      5% due 2/01/2020                                                                              1,761
AA-       Aa3         7,600      4.75% due 4/01/2029                                                                           6,187
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,525    California State Public Works Board, Lease Revenue Refunding Bonds (Department of
                               Corrections -- State Prisons), Series A, 5% due 12/01/2019 (a)                                  4,968
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,375    California State University and Colleges, Housing System Revenue Refunding Bonds,
                               5.90% due 11/01/2021 (c)                                                                        2,372
------------------------------------------------------------------------------------------------------------------------------------
                               California Statewide Communities Development Authority, COP:
NR*       VMIG1+      3,000     (Continuing Care/University Project), VRDN, 3.55% due 11/15/2028 (j)                           3,000
AAA       Aaa         5,500     (Kaiser Permanente), 5.30% due 12/01/2015 (f)                                                  5,272
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         3,520    California Statewide Communities Development Authority, Revenue
                               Refunding Bonds, RIB, Series 151, 7.47% due 8/01/2011 (a)(i)                                    3,580
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,200    Calleguas -- Las Virgines, California, Public Financing Authority,
                               Installment Purchase Revenue Refunding Bonds (Las Virgenes Municipal Water
                               District), 5% due 11/01/2023 (f)                                                                1,050
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,900    Chaffey, California, Union High School District, GO, Series A, 5.50% due
                               8/01/2023 (c)                                                                                   2,742
------------------------------------------------------------------------------------------------------------------------------------
                               Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding
                               Bonds, Senior Lien, Series A (a):
AAA       Aaa           495     5.75% due 9/15/2015                                                                              504
AAA       Aaa         1,270     6% due 9/15/2018                                                                               1,305
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         5,240    Contra Costa County, California, COP, Refunding, RITR, Series 1, 7.395%
                               due 11/01/2017 (h)(i)                                                                           4,580
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         8,950    Contra Costa County, California, Public Financing, Lease Revenue Refunding
                               Bonds (Various Capital Facilities), Series 1999A, 5% due 6/01/2028 (h)                          7,722
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,450    Corona, California, Public Financing Authority, Water Revenue Bonds, 4.75% due
                               9/01/2023 (c)                                                                                   4,555
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,060    Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                               (Southwest Industrial Park Project), 4.75% due 9/01/2026 (h)                                    1,700
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019 (a)                    2,320
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Los Angeles, California, Airport Department, Airport Revenue Bonds
                               (Ontario International Airport), AMT, Series A, 6% due 5/15/2017 (c)                            2,506
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                               Bonds (Bunker Hill), Series H (f):
AAA       Aaa         1,500      6.50% due 12/01/2015                                                                          1,612
AAA       Aaa         3,500      6.50% due 12/01/2016                                                                          3,738
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         9,600    Los Angeles, California, Department of Water and Power, Electric Plant
                               Revenue Bonds, RIB, Series 144, 5.50% due 6/15/2029 (f)(i)                                      8,422
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         7,000    Los Angeles, California, Harbor Department Revenue Bonds, RITR, AMT,
                               Series RI-7, 8.345% due 11/01/2026 (h)(i)                                                       7,279
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Unified School District, GO (c):
AAA       Aaa         7,000      Series A, 5% due 7/01/2021                                                                    6,172
AAA       Aaa         7,000      Series B, 5% due 7/01/2023                                                                    6,129
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,050    Los Angeles, California, Wastewater System Revenue Bonds, Series A, 5%
                               due 6/01/2028 (c)                                                                                 903
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,930    Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C,
                               4% due 6/01/2016 (h)                                                                            2,322
------------------------------------------------------------------------------------------------------------------------------------

MuniYield California Insured Fund II, Inc.                      October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles County, California, Metropolitan Transportation Authority,
                               Sales Tax Revenue Refunding Bonds:
AAA       Aaa       $ 4,425      Proposition A-- First Tier, Senior Series C, 5% due 7/01/2026 (a)                        $    3,834
AAA       Aaa         5,000      Proposition C, Second Series, Series A, 4.75% due 7/01/2026 (f)                               4,127
------------------------------------------------------------------------------------------------------------------------------------
AA        Aa2           500    Los Gatos-- Saratoga, California, Joint Union High School District, GO,
                               Series A, 4.375% due 10/01/2023                                                                   390
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project),
                               Series D, 6.75% due 7/01/2020 (b)(h)                                                            1,657
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,200    Madera, California, Redevelopment Agency, Tax Allocation Bonds (Tax Allocation
                               Redevelopment Project), 4.75% due 9/01/2028 (f)                                                 1,810
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         1,500    Madera County, California, COP, Refunding Bonds (Valley Children's Hospital Project),
                               4.75% due 3/15/2018 (h)                                                                         1,294
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,250    Metropolitan Water District of Southern California, GO, Election 1966, Series H,
                               4.75% due 3/01/2037                                                                             1,802
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,960    Modesto, California, Public Financing Authority, Lease Revenue Refunding Bonds
                               (Capital Improvements and Refinancing Project), 4.75% due 9/01/2024 (a)                         4,125
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Oakland, California, Redevelopment Agency, Tax Allocation Refunding Bonds, INFLOS,
                               8.523% due 9/01/2019 (h)(i)                                                                     1,003
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,360    Orchard, California, School District, GO, Series A, 6.50% due 8/01/2019 (c)                     2,501
------------------------------------------------------------------------------------------------------------------------------------
A+        A1          2,000    Pasadena, California, COP, Refunding (Old Pasadena Parking Facility Project),
                               6.25% due 1/01/2018                                                                             2,121
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,500    Pioneers Memorial Hospital District, California, GO, Refunding, 6.50% due 10/01/2024 (a)        7,909
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    Pomana, California, Public Financing Authority, Revenue Refunding Bonds (Southwest
                               Pomona Redevelopment Project), Series W, 5% due 2/01/2030 (h)                                   3,001
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,755    Poway, California, Unified School District, Special Tax Refunding Bonds (Community
                               Facilities District No. 1), 4.75% due 10/01/2023 (h)                                            3,138
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         2,250    Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding
                               Bonds, RITR, Series 148, 7.87% due 6/01/2016 (i)                                                2,174
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    Roseville, California, Special Tax Refunding Bonds (Community Facilities District
                               1-Northwest), 4.75% due 9/01/2020 (f)                                                           4,251
------------------------------------------------------------------------------------------------------------------------------------
                               Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds:
AAA       Aaa        10,500      Series A, 5.40% due 11/01/2020 (a)                                                            9,960
A+        A1          4,100      Series B, 5.40% due 11/01/2020                                                                3,847
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,500    Sacramento, California, Municipal Utility District, Electric Revenue Bonds, Series K,
                               5.25% due 7/01/2024 (a)                                                                         6,861
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,325    San Bernardino, California, City Unified School District, GO, Refunding, Series A,
                               5.75% due 8/01/2019 (c)                                                                         3,286
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    San Diego, California, IDR, Refunding (San Diego Gas & Electric
                               Company), Series C, 5.90% due 9/01/2018 (f)                                                     5,012
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds,
                               Series B, 5% due 5/15/2029 (c)                                                                  1,292
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    San Diego County, California, Water Authority, COP, Series A, 4.75% due 5/01/2028 (c)           1,224
------------------------------------------------------------------------------------------------------------------------------------

MuniYield California Insured Fund II, Inc.                      October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
California (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Airport Commission, International Airport
                               Revenue Bonds:
AAA       Aaa       $ 3,500      AMT, Second Series, Issue 5, 6.50% due 5/01/2019 (c)                                     $    3,701
AAA       Aaa         3,000      AMT, Second Series, Issue 6, 6.50% due 5/01/2018 (a)                                          3,151
AAA       Aaa         2,000      AMT, Second Series, Issue 6, 6.60% due 5/01/2020 (a)                                          2,130
AAA       Aaa         2,500      AMT, Second Series, Issue 22, 4.75% due 5/01/2023 (a)                                         2,044
AAA       Aaa         3,500      Second Series, Issue 12-B, 5.625% due 5/01/2021 (c)                                           3,384
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,000    San Francisco, California, City and County Airport Commission, International Airport
                               Revenue Refunding Bonds, Second Series, Issue 20, 4.50% due 5/01/2026 (h)                       4,753
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                               Refunding Bonds (George R. Moscone Convention Center) (f):
AAA       Aaa         2,800      6.75% due 7/01/2015                                                                           3,046
AAA       Aaa         3,050      6.75% due 7/01/2024                                                                           3,306
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,170    San Francisco State University, California, Revenue Bonds (Student Union), Series B,
                               4.20% due 11/01/2023 (h)                                                                        2,426
------------------------------------------------------------------------------------------------------------------------------------
                               San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds
                               (Capital Projects Program):
AAA       Aaa         2,450      5.125% due 7/01/2018 (h)                                                                      2,244
AAA       Aaa         4,250      Series A, 4.75% due 7/15/2023 (f)                                                             3,554
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,600    San Mateo County, California, Transportation District, Sales
                               Tax Revenue Refunding Bonds, Series A, 5.25% due 6/01/2019 (h)                                  1,485
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,430    Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                               Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (h)                         3,626
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Santa Clara County, California, Financing Authority, Lease
                               Revenue Bonds (VMC Facility Replacement Project), Series A, 7.75% due
                               11/15/2011 (a)                                                                                  3,055
------------------------------------------------------------------------------------------------------------------------------------
                               Tustin, California, Unified School District, Special Tax Refunding Bonds (Community
                               Facilities District No. 88-1) (f):
AAA       Aaa         4,000      4.375% due 9/01/2019                                                                          3,232
AAA       Aaa         5,500      4.50% due 9/01/2024                                                                           4,393
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Walnut, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds
                               (Walnut Improvement Project), 6.50% due 9/01/2022 (h)                                           1,563
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.0%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         8,750    Puerto Rico Public Buildings Authority Revenue Bonds (Government Facilities), Series B,
                               5% due 7/01/2027 (a)                                                                            7,607
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$389,193)--99.3%                                                                                    368,481

Other Assets Less Liabilities--0.7%                                                                                            2,492
                                                                                                                          ----------
Net Assets-- 100.0%                                                                                                       $  370,973
                                                                                                                          ==========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(j) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(k)   FNMA/GNMA Collateralized.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                      October 31, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1999

Assets:              Investments, at value (identified cost-- $389,193,196) (Note 1a) .....                             $368,480,701
                     Cash .................................................................                                   39,035
                     Interest receivable ..................................................                                6,482,994
                     Prepaid expenses and other assets ....................................                                    8,964
                                                                                                                        ------------
                     Total assets .........................................................                              375,011,694
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ...............................................   $  3,474,042
                       Dividends to shareholders (Note 1e) ................................        254,011
                       Investment adviser (Note 2) ........................................        180,069                 3,908,122
                                                                                              ------------
                     Accrued expenses and other liabilities ...............................                                  130,863
                                                                                                                        ------------
                     Total liabilities ....................................................                                4,038,985
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...........................................................                             $370,972,709
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.10 per share (5,200 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference).                             $130,000,000
                       Common Stock, par value $.10 per share (18,344,946 shares issued
                       and outstanding) ...................................................   $  1,834,495
                     Paid-in capital in excess of par .....................................    263,550,257
                     Undistributed investment income -- net ...............................      2,770,184
                     Accumulated distributions in excess of realized capital
                     gains -- net (Note 1e) ...............................................     (6,469,732)
                     Unrealized depreciation on investments -- net ........................    (20,712,495)
                                                                                              ------------
                     Total -- Equivalent to $13.14 net asset value per Common Stock
                     (market price-- $12.6875) ............................................                              240,972,709
                                                                                                                        ------------
                     Total capital ........................................................                             $370,972,709
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

*Auction Market Preferred Stock.

 See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                      October 31, 1999

Statement of Operations

                                                                                                       For the Year Ended
                                                                                                         October 31, 1999
--------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ............                   $ 21,513,404
(Note 1d):
--------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ...................................   $ 2,009,296
                     Commission fees (Note 4) ............................................       329,296
                     Transfer agent fees .................................................        97,144
                     Professional fees ...................................................        90,422
                     Accounting services (Note 2) ........................................        89,630
                     Listing fees ........................................................        26,066
                     Printing and shareholder reports ....................................        24,416
                     Custodian fees ......................................................        23,615
                     Directors' fees and expenses ........................................        23,259
                     Pricing fees ........................................................        15,556
                     Other ...............................................................        46,264
                                                                                             -----------
                     Total expenses ......................................................                      2,774,964
                                                                                                             ------------
                     Investment income -- net ............................................                     18,738,440
                                                                                                             ------------
--------------------------------------------------------------------------------------------------------------------------
Realized &           Realized loss on investments ........................................                     (1,192,946)
Unrealized Loss on   Change in unrealized appreciation/depreciation on investments -- net.                    (42,458,713)
Investments -- Net                                                                                           ------------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations ................                   $(24,913,219)
                                                                                                             ============
--------------------------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                              For the Year Ended October 31,
                                                                                              ------------------------------
Increase (Decrease) in Net Assets:                                                                 1999          1998
----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income-- net .............................................    $ 18,738,440   $ 19,669,107
                     Realized gain (loss) on investments-- net ...........................      (1,192,946)    15,896,436/
                     Change in unrealized appreciation/depreciation on investments-- net .     (42,458,713)    (4,598,254)
                                                                                              ------------   ------------
                     Net increase (decrease) in net assets resulting from operations .....     (24,913,219)    30,967,289
                                                                                              ------------   ------------
----------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income -- net:
Distributions to       Common Stock ......................................................     (15,883,092)   (15,562,259)
Shareholders           Preferred Stock ...................................................      (2,691,092)    (3,644,922)
(Note 1e):           Realized gain on investments -- net:
                       Common Stock ......................................................      (6,023,067)      (887,345)
                       Preferred Stock ...................................................      (1,039,332)      (864,704)
                     In excess of realized gain on investments -- net:
                       Common Stock ......................................................      (5,515,839)            --
                       Preferred Stock ...................................................        (951,806)            --
                                                                                              ------------   ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .......................................     (32,104,228)   (20,959,230)
                                                                                              ------------   ------------
----------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in reinvestment
Transactions         of dividends and distributions ......................................       4,321,286             --
(Note 4):                                                                                     ------------   ------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets .............................     (52,696,161)    10,008,059
                     Beginning of year ...................................................     423,668,870    413,660,811
                                                                                              ------------   ------------
                     End of year* ........................................................    $370,972,709   $423,668,870
                                                                                              ============   ============
----------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income -- net (Note 1f) ....................    $  2,770,184   $  2,586,657
                                                                                              ============   ============
----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                      October 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                       For the Year Ended October 31,
                                                                                ----------------------------------------------------
   Increase (Decrease) in Net Asset Value:                                          1999       1998       1997      1996      1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ..................       $  16.25    $ 15.70    $ 15.04   $ 14.92  $  13.39
Operating                                                                        --------   --------   --------  --------  --------
Performance:         Investment income-- net .............................           1.03       1.08       1.10      1.10      1.13
                     Realized and unrealized gain (loss) on
                     investments-- net ...................................          (2.37)       .63        .68       .13      1.61
                                                                                 --------   --------   --------  --------  --------
                     Total from investment operations ....................          (1.34)      1.71       1.78      1.23      2.74
                                                                                 --------   --------   --------  --------  --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income-- net ...........................           (.87)      (.86)      (.88)     (.87)     (.87)
                       Realized gain on investments-- net ................           (.33)      (.05)        --@       --      (.07)
                       In excess of realized gain on investments-- net ...           (.31)        --         --        --        --
                                                                                 --------   --------   --------  --------  --------
                     Total dividends and distributions to
                     Common Stock shareholders ...........................          (1.51)      (.91)      (.88)     (.87)     (.94)
                                                                                 --------   --------   --------  --------  --------
                     Capital charge resulting from issuance of Common
                     Stock ...............................................             --         --       (.01)       --        --
                                                                                 --------   --------   --------  --------  --------
                     Effect of Preferred Stock activity:++
                       Dividends and distributions to Preferred Stock
                       shareholders:
                         Investment income-- net .........................           (.15)      (.20)      (.23)     (.24)     (.26)
                         Realized gain on investments-- net ..............           (.06)      (.05)        --@       --      (.01)
                         In excess of realized gain on investments-- net .           (.05)        --         --        --        --
                                                                                 --------   --------   --------  --------  --------
                     Total effect of Preferred Stock activity ............           (.26)      (.25)      (.23)     (.24)     (.27)
                                                                                 --------   --------   --------  --------  --------
                     Net asset value, end of year ........................       $  13.14   $  16.25   $  15.70   $ 15.04  $  14.92
                                                                                 ========   ========   ========   =======  ========
                     Market price per share, end of year .................       $12.6875   $16.0625   $15.0625   $14.125  $ 13.125
                                                                                 ========   ========   ========   =======  ========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share .....................        (12.83%)    13.04%     13.20%    14.52%    19.00%
Return:*                                                                         ========   ========   ========   =======  ========
                     Based on net asset value per share ..................        (10.76%)     9.72%     10.82%     7.26%    19.97%
                                                                                 ========   ========   ========   =======  ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses** ....................................          1.02%       .96%      1.00%     1.02%     1.07%
Average Net Assets                                                               ========   ========   ========   =======  ========
Of Common Stock:     Total investment income-- net** .....................          6.86%      6.84%      7.35%     7.35%     8.19%
                                                                                 ========   ========   ========   =======  ========
                     Amount of dividends to Preferred Stock shareholders .           .98%      1.27%      1.52%     1.62%     1.88%
                                                                                 ========   ========   ========   =======  ========
                     Investment income-- net, to Common Stock
                     shareholders ........................................          5.88%      5.57%      5.83%     5.73%     6.31%
                                                                                 ========   ========   ========   =======  ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses ......................................           .69%       .66%       .68%      .69%      .71%
Total Average                                                                    ========   ========   ========   =======  ========
Net Assets:**+       Total investment income-- net .......................          4.65%      4.72%      4.97%     4.99%     5.42%
                                                                                 ========   ========   ========   =======  ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Dividends to Preferred Stock shareholders ...........          2.08%      2.80%      3.20%     3.43%     3.70%
Average Net Assets                                                               ========   ========   ========   =======  ========
Of Preferred Stock:
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) ......................................       $240,973   $293,669   $283,661  $190,653  $189,124
                                                                                 ========   ========   ========   =======  ========
                     Preferred Stock outstanding, end of year
                     (in thousands) ......................................       $130,000   $130,000   $130,000  $ 90,000  $ 90,000
                                                                                 ========   ========   ========   =======  ========
                     Portfolio turnover ..................................         86.51%    103.93%     85.35%   119.52%   114.78%
                                                                                 ========   ========   ========   =======  ========
------------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ...........................       $ 2,854   $  3,259   $  3,182  $  3,118  $  3,101
                                                                                 ========   ========   ========   =======  ========
------------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A-- Investment income-- net ..................       $   493   $    734   $    809  $    870  $    948\
On Preferred Stock                                                               ========   ========   ========   =======  ========
Outstanding:         Series B-- Investment income-- net ..................       $   555   $    672   $    821  $    844  $    904
                                                                                 ========   ========   ========   =======  ========
                     Series C-- Investment income-- net ..................       $   503   $    697   $    574        --        --
                                                                                 ========   ========   ========   =======  ========
------------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
** Do not reflect the effect of dividends to Preferred Stock shareholders. See Notes to Financial Statements.
+     Includes Common and Preferred Stock average net assets.
++    The Fund's Preferred Stock was issued on November 30, 1992 (Series A and
      B) and January 27, 1997 (Series C).
@     Amount is less than $.01 per share.

MuniYield California Insured Fund II, Inc.                      October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized

MuniYield California Insured Fund II, Inc.                      October 31, 1999

capital gains are due primarily to differing tax treatments for future transactions and post-October losses.

(f) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $17,184 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $2,087 has been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $332,224,327 and $350,558,728, respectively.


Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                    Gains             Gains
--------------------------------------------------------------------------------
Long-term investments ..................       $ (2,307,341)       $(20,712,495)
Short-term investments .................              4,485                  --
Financial futures contracts ............          1,109,910                  --
                                               ------------        ------------
Total ..................................       $ (1,192,946)       $(20,712,495)
                                               ============        ============
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $20,712,495, of which $3,100,575 related to appreciated securities and $23,813,070 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $389,193,196.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 1999 increased by 277,909 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.00%; Series B, 2.25%; and Series C, 2.91%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $138,808 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $4,997,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.

MuniYield California Insured Fund II, Inc.                      October 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield California Insured Fund II,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund II, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund II, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 7, 1999

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MuniYield California Insured Fund II, Inc.                      October 31, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Insured Fund II, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Payable         Ordinary        Long-Term
                                                                           Date            Income      Capital Gains*
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Shareholders                                                12/30/98         $.184010        $.454012
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock Shareholders:               Series A                     11/09/98         $36.49           $59.89
                                                                         12/07/98         $37.27           $62.63
                                                                          1/04/99         $38.77           $67.40
                                                                          2/01/99         $39.65           $74.04
                                                                          3/01/99         $  .30           $ 6.66
                                            ----------------------------------------------------------------------------------------
                                            Series B                     11/02/98            --            $20.23
                                                                         11/09/98         $ 8.65           $11.75
                                                                         11/16/98         $ 8.49           $11.58
                                                                         11/23/98         $10.59           $14.48
                                                                         11/30/98         $ 9.13           $12.61
                                                                         12/07/98         $ 9.62           $13.35
                                                                         12/14/98         $ 9.40           $13.16
                                                                         12/21/98         $11.08           $15.64
                                                                         12/28/98         $ 9.62           $13.75
                                                                          1/04/99         $14.51           $20.98
                                                                          1/11/99         $15.17           $22.40
                                                                          1/19/99         $11.28           $17.21
                                                                          1/25/99         $ 8.40           $13.32
                                                                          2/01/99         $ 8.89           $14.77
                                                                          2/08/99         $ 4.61           $ 9.51
                                            ----------------------------------------------------------------------------------------
                                            Series C                     11/04/98            --            $22.65
                                                                         11/12/98         $12.10           $16.56
                                                                         11/18/98         $ 9.03           $12.45
                                                                         11/25/98         $10.15           $14.07
                                                                         12/02/98         $ 8.67           $12.12
                                                                         12/09/98         $ 8.51           $11.97
                                                                         12/16/98         $ 9.18           $12.88
                                                                         12/23/98         $12.10           $17.13
                                                                         12/30/98         $ 9.62           $13.75
                                                                          1/06/99         $ 9.38           $13.57
                                                                          1/13/99         $ 9.49           $13.87
                                                                          1/20/99         $ 7.41           $10.95
                                                                          1/27/99         $ 9.36           $13.99
                                                                          2/03/99         $ 9.09           $13.84
                                                                          2/10/99         $ 9.11           $14.23
                                                                          2/17/99         $ 9.71           $15.70
                                                                          2/24/99         $ 1.73           $ 7.16
------------------------------------------------------------------------------------------------------------------------------------

*     All of these distributions are subject to the 20% tax rate.

 Please retain this information for your records.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President
  and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MCA

This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         16388-- 10/99

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